EXHIBIT 99.1

WMALT 2005-10

Preliminary Structure – Paydown Rules (As of 11/10/05)

Group 1

1.      Pay 1CB1 until retired.

Collateral:  30 YR Conf.  Alt A non-owner occupied

Size:  ~$70mm

Passthru Rate:  6.50%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:   None.

Super-NAS:  None.

Z-Bonds:  None.

AAA Support:  None.

Floaters:   None.

Inverse IO:  None.

Inverse Floater:  None.

Group 2

1.      At the beginning of each period, please set the following variables:

a.       FixedAmt1 = $1,000

b.      FixedAmt2A = $1,190,000

c.       FixedAmt2B = $2,000,000

d.      FixedAmt2 = IF (BBAL (2A5 + 2A6) / ORIG BBal (2A5+2A6) <= 72%) THEN FixedAmt2B ELSE FixedAmt2A

2.      Pay Class R until retired.

3.      Pay Class 2A1 and Class 2A2 their priority amounts until retired.

4.      Pay FixedAmt1 for the distribution date to Class 2A3, Class 2A7, and Class 2A8 pro-rata until retired.

5.      Pay FixedAmt2 for the distribution date to Class 2A5 and Class 2A6 pro-rata until retired.

6.      Pay Class 2A3, Class 2A7, and Class 2A8 pro-rata until retired.

7.      Pay Class 2A5 and Class 2A6 pro-rata until retired.

8.      Pay Class 2A9 until retired

9.      Pay Class 2A1 and Class 2A2 pro-rata until retired.

Collateral:  30 YR Jumbo ALT-A.

Size:  ~$325mm

Passthru Rate:  5.75%

Pricing Speed:  100% PPC (8 -> 24 CPR / 12 months)

NAS Bonds:   Class 2A1 and Class 2A2.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:  None.

Z-Bonds:  None.

AAA Support:  Yes.  Class 2A2 will support Class 2A1.

Floaters:   For Class 2A3: Rate = 1_Mo_LIBOR plus 0.90, Floor = 0.90%, Hard Cap = 5.75%, Cap Corridor = 9.50%.  The initial coupon is 4.99%.  Zero day delay.

For Class 2A7: Rate = 1_Mo_LIBOR plus 1.40, Floor = 1.40%, Hard Cap = 6.25%. The initial coupon is 5.49%.  Zero day delay.

Inverse IO:  For Class 2A4: Rate = 4.85 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 4.85%.  Notional balance follows Class 2A3.  The initial coupon is 0.76%.  Zero day delay.

Inverse Floater:  For Class 2A8: Rate = 55.775 - (1_Mo_LIBOR * 11.5).  Floor = 0.0%,

Cap = 55.775%.  The initial coupon is 8.74%.  Zero day delay.

Cap Contract:  For Class 2A3: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the August 25, 2010 pay date.  The lower strike will be 4.85% and the upper strike will be 8.60%.  The cap of the floater in any given period will be 9.50%.  The cap contract is for Class 2A3 and will not be available for Class 2A4.  The notional balance of the cap contract will never exceed the balance of Class 2A3.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

Init LIBOR:  4.09% for Class 2A3, Class 2A4, Class 2A7, and Class 2A8.

Group 3

1.  Pay Class 3CB1 and Class 3CB2 pro-rata until retired.

Collateral:  30 YR Conf Alt A 100% Interest Only

Size:  ~$110mm

Passthru Rate:  6.00%

Pricing Speed:  100% PPC (8 -> 24 CPR / 12 months)

NAS Bonds:   None.

Super-NAS:  None.

Z-Bonds:  None.

AAA Support:  Yes.  Class 3CB2 will support Class 3CB1.

Floaters:   None.

Inverse IO:  None.

Inverse Floater:  None.

Group 4

1.      Pay Class 4CB1 and Class 4CB2 their priority amounts until retired.

2.      Pay Class 4CB3 and Class 4CB5 pro-rata until retired.

3.      Pay Class 4CB6 until retired.

4.      Pay Class 4CB1 and Class 4CB2 pro-rata until retired.

Collateral:  30 YR Conf ALT-A.

Size:  ~$385mm

Passthru Rate:  5.75%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:   Class 4CB1 and Class 4CB2.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:  None.

Z-Bonds:  None.

AAA Support:  Yes.  Class 4CB2 will support Class 4CB1.

Floaters:   For Class 4CB3: Rate = 1_Mo_LIBOR plus 0.60, Floor = 0.60%, Hard Cap = 5.75%, Cap Corridor = 10.50%.  The initial coupon is 4.70%.  Zero day delay.

Inverse IO:  For Class 4CB4: Rate = 5.15 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 5.15%.  Notional balance follows Class 4CB3.  The initial coupon is 1.05%.  Zero day delay.

Cap Contract:  For Class 4CB3: The Cap contract was generated at 90% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the November 25, 2016 pay date.  The lower strike will be 5.15% and the upper strike will be 9.90%.  The cap of the floater in any given period will be 10.50%.  The cap contract is for Class 4CB3 and will not be available for Class 4CB4.  The notional balance of the cap contract will never exceed the balance of Class 4CB3.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

Init LIBOR:  4.10% for Class 4CB3 and Class 4CB4.

Notes

Print date:    11/22/2005

Closing date:    11/29/2005

Accrual date:    11/01/2005

Floater Accrual date:  11/25/2005

First pay date:    12/25/2005

Clean-up call:     10%

WACIO:    1X, 2X, 3X, and 4X will be crossed to form CX

WACPO:   1P, 2P, 3P, and 4P will be crossed to form CP

Subordinates:  Sub classes will be crossed to form B1, B2, B3, B4, B5, and B6.

Retail Bonds:  Yes.  Class 2A9 and Class 4CB6.  Require $1,000 denom, but no death put lottery language.

Prepay Bond:  PPP.  Same type of prepay bond as used in WMALT 2005-9.